UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2018

WASHINGTON REAL ESTATE

INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

MARYLAND	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 774-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 31, 2018, Washington Real Estate Investment Trust (“Washington REIT” or the “Trust”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”).

Election of Directors

At the Annual Meeting, Washington REIT’s shareholders elected Benjamin S. Butcher as a trustee of the Board of Trustees (the “Board”) to serve until the Trust’s 2019 Annual Meeting of Shareholders and until his successor is elected and qualifies. Mr. Butcher received the following votes:

For	Against	Abstain	Broker Non-Votes
62,528,109	396,491	164,895	10,617,197

Washington REIT’s shareholders also elected Edward S. Civera as a trustee of the Board to serve until the Trust’s 2019 Annual Meeting of Shareholders and until his successor is elected and qualifies. Mr. Civera received the following votes:

For	Against	Abstain	Broker Non-Votes
62,221,812	684,115	183,568	10,617,197

Washington REIT’s shareholders also elected Ellen M. Goitia as a trustee of the Board to serve until the Trust’s 2019 Annual Meeting of Shareholders and until her successor is elected and qualifies. Ms. Goitia received the following votes:

For	Against	Abstain	Broker Non-Votes
62,651,572	257,773	180,150	10,617,197

Washington REIT’s shareholders also elected Charles T. Nason as a trustee of the Board to serve until the Trust’s 2019 Annual Meeting of Shareholders and until his successor is elected and qualifies. Mr. Nason received the following votes:

For	Against	Abstain	Broker Non-Votes
62,203,303	720,046	166,146	10,617,197

Washington REIT’s shareholders also elected Thomas H. Nolan, Jr. as a trustee of the Board to serve until the Trust’s 2019 Annual Meeting of Shareholders and until his successor is elected and qualifies. Mr. Nolan received the following votes:

For	Against	Abstain	Broker Non-Votes
62,536,605	384,936	167,955	10,617,197

Washington REIT’s shareholders also elected Anthony L. Winns as a trustee of the Board to serve until the Trust’s 2019 Annual Meeting of Shareholders and until her successor is elected and qualifies. Mr. Winns received the following votes:

For	Against	Abstain	Broker Non-Votes
62,383,025	541,553	164,917	10,617,197

Advisory Vote to Approve Named Executive Officer Compensation

Washington REIT’s shareholders approved, by nonbinding advisory vote, the compensation paid to Washington REIT’s named executive officers. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
60,786,318	1,917,557	385,620	10,617,197

Ratification of Ernst & Young as the Trust’s Independent Registered Public Accounting Firm

Washington REIT’s shareholders ratified the appointment of Ernst & Young LLP as Washington REIT’s independent registered public accounting firm for the fiscal year ending December 31, 2018. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
72,700,519	754,441	251,733	—

The results reported above are final voting results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ Taryn Fielder
(Signature)

Taryn Fielder
Senior Vice President, General Counsel and Corporate Secretary
June 1, 2018
(Date)